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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 24, 1996

                 THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)

                      CHASE MANHATTAN GRANTOR TRUST 1995-B
                      (Issuer with respect to Certificates)

        United States               33-98308            13-2633612

       (State or other             (Commission        (IRS Employer
        jurisdiction of             File Number)      Identification No.)
        incorporation)

       1 Chase Manhattan Plaza, New York , NY             10081
       (Address of principal executive offices)         (Zip code)

       Registrant's telephone number, including area code: (212) 552-2222
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Item 5. Other Events

         On May 15, 1996, the Chase Manhattan Home Equity Loan Trust 1995-B (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement dated as of September 1, 1995 between The Chase Manhattan Bank (National Association), as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee (the "Pooling and Servicing Agreement").

         A copy of the Certificateholder Report for such Distribution Date delivered pursuant to Section 5.7 of the Pooling and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.

         Item 7 (c).  Exhibits

         20.1 Certificateholder Report dated May 24, 1996 delivered pursuant to Section 5.7 of the Pooling and Servicing Agreement.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     THE CHASE MANHATTAN BANK
                                                       (NATIONAL ASSOCIATION)

                                                     /s/William Schiralli
                                                     ---------------------------
                                                     By:    William Schiralli
                                                     Title:  Vice President

Dated:  May 24, 1996
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                                INDEX TO EXHIBITS

         Exhibit           Description                                 Page

           20.1            Certificateholder Report, dated                5
                           May 24, 1996, delivered
                           pursuant to Section 5.7 of the
                           Pooling and Servicing Agreement
                           dated as of September 1, 1995